Exhibit 99.1

180 Life Sciences Corp. Announces the Appointment of Russell T. Ray, MBA and Teresa DeLuca MD, MBA to Board of Directors

MENLO PARK, Calif., May 27, 2021 (GLOBE NEWSWIRE) -- 180 Life Sciences Corp. (NASDAQ: ATNF) (180 Life Sciences or the "Company"), a clinical-stage biotechnology company focused on the development of novel drugs that fulfill unmet needs in inflammatory diseases, fibrosis and pain, today announced that it has appointed Russell T. Ray, MBA and Teresa DeLuca MD, MBA to its Board of Directors (“Board”) effective June 15, 2021.

Russell Ray was formerly Managing Director and Co-Head of Global Health Care at Credit Suisse First Boston Corporation where he led a 50-person team with offices in Baltimore, Chicago, London, New York and San Francisco focused on providing corporate finance and M&A advisory services to private and public companies in the biotechnology, health care services and health care information technology sectors.

More recently, Mr. Ray was a Partner and Senior Advisor to HLM Venture Partners, a health care focused venture capital firm that invests in health care services, health care information technology and medical technology companies. He currently serves on the board of directors of Merrimack Pharmaceuticals, Inc. (NASDAQ: MACK).

Russ is a former Captain in the United States Army and recipient of the Bronze Star Medal, two Air Medals and two Army Commendation Medals for Meritorious Service. He received his MBA in Finance from the University of Pennsylvania’s Wharton School of Business and graduated from the United States Military Academy at West Point, New York.

Teresa DeLuca, MD, MBA comes to 180 Life Sciences as both a public independent board director and former senior executive Chief Medical Officer with significant P&L business line ownership at global Fortune 50 companies. Dr. DeLuca has deep expertise in operations, M&A, regulatory submissions, divestures, spin outs and strategy.

Dr. DeLuca has 20+ years of corporate management experience (GSK, Medco, Walgreens, Humana, Magellan), running large divisions as well as being a physician with an active NY Medical and DEA license. She has extensive knowledge in every vertical of healthcare and has designed and launched new clinical services, guided multiple business line expansions, as well as having commercialized pharmaceutical in the highly competitive and regulated healthcare industry (both domestic and international).

Her most recent role was at Columbia University as Managing Director, NY Life Science Venture Fund which includes leading the consortium of the 12 private/public institutions Her responsibilities included providing due diligence support for potential investments, partnerships, acquisitions, commercialization, licensing, and IPOs.

Teresa completed her residency (MD) from Jefferson Medical College of Thomas Jefferson University and received her MBA from Drexel University. Additionally, a strong advocate for good board governance, she earned the Carnegie Mellon Cybersecurity certificate and passed the NACD’s “Directorship Certified” examination (NACD.DC). Dr. DeLuca was also named “2020 Director to Watch” in the Directors & Board Annual Report.”

Dr. James Woody, 180 Life Sciences Chief Executive Officer commented, “We are pleased to welcome both Teresa and Russ to our Board. We took considerable time to not simply just fill our open board seats, but to fill them with highly qualified individuals who will immediately bring tangible value to our team and capable of helping to create meaningful value for our shareholders. I think both of their bios speak for themselves and I look forward to working with them. Their addition will satisfy Nasdaq’s continued listing standards for independent directors on the 180 Life Sciences Board. In addition, we also look forward to soon announcing the addition of two more equally qualified board members to our team.”

About 180 Life Sciences Corp.

180 Life Sciences Corp. is a clinical-stage biotechnology company focused on the development of novel drugs that fulfill unmet needs in inflammatory diseases, fibrosis and pain by leveraging the combined expertise of luminaries in therapeutics from Oxford University, the Hebrew University and Stanford University. 180 Life Sciences is leading the research into solving one of the world’s biggest drivers of disease – inflammation. The Company is driving groundbreaking studies into clinical programs, which are seeking to develop novel drugs addressing separate areas of inflammation for which there are no effective therapies. The Company’s primary platform is a novel program to treat fibrosis using anti-TNF (tumor necrosis factor).

Forward-Looking Statements

This press release includes "forward-looking statements", including information about management’s view of the Company’s future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results and, consequently, you should not rely on these forward-looking statements as predictions of future events. These forward-looking statements and factors that may cause such differences include, without limitation, statements relating to expectations regarding the capitalization, resources, and funding of the Company; expectations with respect to future performance, growth and anticipated acquisitions; the continued listing of the Company on The NASDAQ Stock Market; the ability of the Company to execute its plans to develop and market new drug products and the timing and costs of these development programs; estimates of the size of the markets for its potential drug products; potential litigation involving the Company or the validity or enforceability of the intellectual property of the Company; global economic conditions; geopolitical events and regulatory changes; the expectations, development plans and anticipated timelines for the Company's drug candidates, pipeline and programs, including collaborations with third parties; access to additional financing, and the potential lack of such financing; and the Company’s ability to raise funding in the future and the terms of such funding. These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, as well as in the definitive proxy statement/prospectus that the Company filed in connection with the recent merger. These reports and filings are available at www.sec.gov. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, including the forward-looking statements included in this press release, which are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise provided by law.

Investors:

Jason Assad
Director of IR
180 Life Sciences Corp
(678) 570-6791
Jassad@180lifesciences.com

Media Relations:

David Schull
David.Schull@russopartnersllc.com
(212) 845-4271